Exhibit 10.98

Dated 8 February 2021

PREMIER MARINE CO.
FELLOW SHIPPING CO.
as joint and several borrowers

and

SEANERGY MARTIME HOLDINGS CORP.
as Guarantor

and

UNICREDIT BANK AG
as Lender

SUPPLEMENTAL AGREEMENT

relating to
a facility agreement dated 11 September 2015
(as amended and restated on 22 November 2018)
in respect of a loan facility of (originally) up to US$52,704,790

Index

Clause		Page

1	Definitions and Interpretation	4
2	Agreement of the Lender	5
3	Conditions Precedent	5
4	Representations	5
	Amendments to Facility Agreement and other Finance Documents	6
5	Further Assurance	8
6	Costs and Expenses	8
7	Notices	8
8	Counterparts	8
9	Governing Law	8
10	Enforcement	8

Schedules

Schedule 1 Conditions Precedent		10

Execution

Execution Pages		11

THIS AGREEMENT is made on 8 February 2021

PARTIES

(1)
PREMIER MARINE CO., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands as a borrower ("Borrower A");

(2)
FELLOW SHIPPING CO., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands as a borrower ("Borrower B" and together with Borrower A, the "Borrowers");

(3)
SEANERGY MARITIME HOLDINGS CORP., a corporation incorporated in the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands as guarantor (the "Guarantor"); and

(4)	UNICREDIT BANK AG as lender (the "Lender").

BACKGROUND

(A)
By the Facility Agreement, the Lender agreed to make available to the Borrowers a facility of (originally) up to US$52,704,790, of which US$33,184,790 was outstanding on 28th December 2020 and $31,632,790 is outstanding on the date of this Agreement.

(B)	The Obligors have requested that the Lender gives its consent to:

(i)	extend the Termination Date from 29 December 2020 to 29 December 2022;

(ii)	reduce the amount of the Repayment Instalments falling due during the Extension Period (as defined below) from $1,552,000 to $1,200,000;

(iii)
waive compliance with the financial covenants included in paragraphs (a) and (b) clause 21.1 (Financial Covenants) of the Facility Agreement retrospectively from 30 June 2020 and at all times thereafter during the Extension Period;

(iv)
waive the Borrowers' compliance with the Security Cover Ratio required to be maintained pursuant to clause 25.1 (Minimum Required Security Cover) of the Facility Agreement retrospectively from 31 December 2019 and at all times thereafter until the end of the Extension Period; and

(v)	amend the provisions relating to the ownership of the Guarantor included in the Facility Agreement,

together, the "Request".

(C)	The Lender agrees to the Request subject to (inter alia) the following conditions:

(i)	the increase of the Applicable Margin to 3.50 per cent. per annum from 29th December 2020 and at all times thereafter during the Security Period;

(ii)	the Borrowers repaying the Repayment Instalment which fell due on 29th December 2020 in the amount of $1,200,000 (the receipt of which the Lender hereby acknowledges); and

(iii)
the Borrowers prepaying the Repayment Instalment which will fall due on 29 March 2021 and part of the Repayment Instalment which will fall due on 29 June 2021 (in the aggregate amount of $1,700,000 of which $352,000 have been paid in addition to the payment made under (ii) above) on or prior to the Effective Date.

(D)
This Agreement sets out the terms and conditions on which the Lender agrees, with effect on and from the Effective Date, to the Request and to the consequential amendments of the Facility Agreement and the other Finance Documents in connection with those matters.

OPERATIVE PROVISIONS

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

"Effective Date" means the date on which the conditions precedent in Clause 3 (Conditions Precedent) are satisfied.

"Extension Period" means the period commencing on 29 December 2020 and ending on 29 December 2022 (inclusive).

"Facility Agreement" means the facility agreement dated 11 September 2015 (as amended and/or supplemented by a supplemental agreement dated 3 June 2016, a supplemental letter agreement dated 29 July 2016, a supplemental letter agreement dated 7 March 2017, a supplemental letter agreement dated 25 September 2017, a supplemental letter agreement dated 30 April 2018 and a supplemental letter agreement dated 10 October 2018, as amended and/or restated by a deed of accession, amendment and restatement dated 22 November 2018 and as further amended and/or supplemented by a supplemental agreement dated 3 July 2019) and made between, among others, (i) the Borrowers as joint and several borrowers, (ii) the Guarantor as guarantor and (iii) the Lender as lender.

"Mortgage" means the first preferred Marshall Islands mortgage over the motor vessel "FELLOWSHIP" dated 22 November 2018 (as amended by a first addendum dated 3 July 2019) and executed by Borrower B in favour of the Lender.

"Mortgage Addendum" means the second addendum to the Mortgage made or to be made between Borrower B and the Lender in the agreed form.

"Party" means a party to this Agreement.

1.2	Defined expressions

Defined expressions in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3	Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (construction) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4	Designation as a Finance Document

The Obligors and the Lender designate this Agreement as a Finance Document.

1.5	Third party rights

Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Agreement.

2	AGREEMENT OF THE LENDER

2.1	Agreement of the Lender

The Lender agrees, subject to and upon the terms and conditions of this Agreement, to:

(a)	the Request; and

(b)	the consequential amendments to the Facility Agreement and the other Finance Documents.

2.2	Effective Date

The agreement of the Lender contained in Clauses 2.1 (Agreement of the Lender) shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT

The agreement of the Lender contained in Clause 2.1 (Agreement of the Lender) is subject to:

(a)	no continuing Event of Default on the date of this Agreement and the Effective Date having occurred or resulting from the occurrence of the Effective Date;

(b)	the Repeating Representations (other than clause 19.32 (Ownership of the Guarantor) of the Facility Agreement) made by each Obligor being true on the date of this Agreement and the Effective Date; and

(c)
the Lender having received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Lender on or before the date of this Agreement or such later date as the Lender may agree with the Borrowers.

4	REPRESENTATIONS

4.1	Facility Agreement representations

Each Obligor that is a party to the Facility Agreement makes the representations and warranties set out in clause 19 (Representations) of the Facility Agreement, as amended and/or supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate and the Mortgage Addendum, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

4.2	Finance Document representations

Each Obligor makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and/or supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, the Mortgage Addendum, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

AMENDMENTS TO FACILITY AGREEMENT AND OTHER FINANCE DOCUMENTS

4.3	Specific amendments to the Facility Agreement

With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)	by deleting the definitions of "Disclosed Person" and "Permitted Holders" from clause 1.1 (Definitions) thereof in their entirety and references to such terms throughout the Facility Agreement;

(b)	by deleting the definitions of "Applicable Margin" and "Termination Date" from clause 1.1 (Definitions) thereof in their entirety and replacing them with the following:

""Applicable Margin" means 3.50 per cent per annum starting from 29 December 2020 and at all other times during the Security Period.

"Termination Date" means 29 December 2022.";

(c)	by inserting in clause 1.1 (Definitions) thereof the following new definition in the requisite alphabetical order:

""Extension Period" means the period commencing on 29 December 2020 and ending on 29 December 2022 (inclusive)";

(d)	by deleting the table in clause 6.1 (Repayment of Loan) thereof in its entirety and replacing it with the following new table:

(e)	by deleting clause 8.1 (Calculation of Interest) thereof in its entirety and replacing it with the following:

"8.1          Calculation of interest

The rate of interest on the Loan or any part of the Loan for each Interest Period is the percentage rate per annum which is the aggregate of:

(a)	the Applicable Margin; and

(b)	LIBOR.;"

(f)	by deleting clause 7.5 (Mandatory prepayment on Change of Ownership) in its entirety;

(g)	by deleting clause 19.32 (Ownership of Guarantor) in its entirety;

(h)	by adding a new floating paragraph in clause 21.1 (Financial Covenants) thereof as follows:

"Provided that paragraphs(a) and (b) of this Clause 21.1 shall not be tested on 30 June 2020 and on 30 September 2020 and shall not be required to be complied with during the Extension Period";

(i)	by deleting paragraph (c) of clause 25.1 (Minimum Required Security Cover) thereof in its entirely and replacing it with the following:

"(c )	at any time during the period commencing on 1 July 2019 and ending on 31 December 2019 (inclusive) that the Security Cover Ratio is below 120 per cent.";

(j)	by adding a paragraph (e ) in clause 27.6 (Cross Default) thereof as follows:

"(e )
No Event of Default will occur under this Clause 27.6 (Cross default) if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than, $5,000,000 (or its equivalent in any other currency).";

(k)
by deleting in paragraph (b) in clause 27.10 (Ownership of the Obligors) the words "Permitted Holders" and replacing them with the words "Jelco Delta Holding Corp. and its ultimate beneficial owner(s) as disclosed and identified by the Borrowers to the Lender on 8 February 2021)";

(l)	by construing references throughout to "this Agreement" and other like expressions as if the same referred to the Facility Agreement as amended and/or supplemented by this Agreement; and

(m)	by construing the definition of, and references throughout the Facility Agreement to, the Mortgage, as if the same referred to the Mortgage as amended and supplemented by the Mortgage Addendum.

4.4	Amendments to Finance Documents

With effect on and from the Effective Date each of the Finance Documents other than the Facility Agreement and the Mortgage which is amended and/or supplemented by the Mortgage Addendum, shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)
the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended/or and supplemented by this Agreement;

(b)
the definition of, and references throughout each of the Finance Documents to, the Mortgage shall be construed as if the same referred to the Mortgage as amended/or and supplemented by the Mortgage Addendum; and

(c)
by construing references throughout each of the Finance Documents to "this Agreement", "this Deed" and other like expressions as if the same referred to such Finance Documents as amended and/or supplemented by this Agreement.

4.5	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect as amended and/or supplemented by:

(a)
the amendments to the Finance Documents contained or referred to in Clause 5.1 (Specific amendments to the Facility Agreement) and Clause 5.2 (Amendments to Finance Documents) and the Mortgage Addendum; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

5	FURTHER ASSURANCE

Clause 22.25 (Further assurance) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

6	COSTS AND EXPENSES

Clause 16.2 (amendment costs) of the Facility Agreement, as amended and/or supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

7	NOTICES

Clause 33 (notices) of the Facility Agreement, as amended and/or supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

8	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

9	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

10	ENFORCEMENT

10.1	Jurisdiction

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

(c)
This Clause 10.1 (Jurisdiction) is for the benefit of the Lender only.  As a result, the Lender shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the Lender may take concurrent proceedings in any number of jurisdictions.

10.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor:

(i)
irrevocably appoints Messrs E. J. C. Album Solicitors, presently at 47 Lyndale Avenue, London NW2 2QB, England (attention: Mr. Edward Album, tel: +44 (0) 20 77946080 and email: ejca@mitgr.com) as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrowers (on behalf of all the Obligors) must immediately (and in any event within 14 days of such event taking place) appoint another agent on terms acceptable to the Lender.  Failing this, the Lender may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT

1	Obligors

Documents of the kind specified in Schedule 2 Part A paragraphs 1.1, 1.2, 1.3 and 1.6 of the Facility Agreement.

2	Security

2.1
A duly executed original of the Mortgage Addendum together with documentary evidence that the Mortgage Addendum has been duly registered as a valid addendum to the Mortgage in accordance with the laws of the jurisdiction of the applicable Approved Flag.

2.2	A duly executed original of this Agreement.

3	Legal opinions

3.1
If an Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Lender in the relevant jurisdiction, substantially in the form distributed to the Lender before signing this Agreement.

3.2	Legal opinions of the legal advisers to the Lender in the jurisdiction of the applicable Approved Flag of the Ship and such other relevant jurisdictions as the Lender may require.

4	Other documents and evidence

4.1
A copy of any other Authorisation or other document, opinion or assurance which the Lender considers to be necessary or desirable (if it has notified the Borrowers accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement and the Mortgage Addendum or for the validity and enforceability of any Finance Document as amended and/or supplemented by this Agreement or by the Mortgage Addendum.

4.2	Evidence to the Lender's satisfaction that the costs and expenses then due from the Borrowers pursuant to Clause 7 (Costs and Expenses) have been paid.

4.3	Evidence to the Lender's satisfaction that the amounts referred to in Background C (ii) and C (iii) have been paid.

4.4	Lender’s confirmation that the Borrowers have disclosed to its satisfaction the ultimate beneficial owner(s) of Jelco Delta Holding Corp..

4.5	Evidence that the agent referred to in Clause 11.2 has accepted its appointment as agent for the service of process under this Agreement.

EXECUTION PAGES

BORROWERS

SIGNED by Stavros Gyftakis	)
duly authorised attorney-in-fact	)	/s/ Stavros Gyftakis
for and on behalf of	)
PREMIER MARINE CO.	)
in the presence of:	)

Witness' signature:	)	/s/ Eliza Makri
Witness' name:	)	Eliza Makri
Witness' address:	)	348 Leoforos
Siggrou, Kalithea
17674, Athens

SIGNED by Stavros Gyftakis	)
duly authorised attorney-in-fact	)	/s/ Stavros Gyftakis
for and on behalf of	)
FELLOW SHIPPING CO.	)
in the presence of:	)

Witness' signature:	)	/s/ Eliza Makri
Witness' name:	)	Eliza Makri
Witness' address:	)	348 Leoforos
Siggrou, Kalithea
17674, Athens

GUARANTOR

SIGNED by Stavros Gyftakis	)
duly authorised attorney-in-fact	)	/s/ Stavros Gyftakis
for and on behalf of	)
SEANERGY MARITIME HOLDINGS	)
CORP.	)
in the presence of:	)

Witness' signature:	)	/s/ Eliza Makri
Witness' name:	)	Eliza Makri
Witness' address:	)	348 Leoforos
Siggrou, Kalithea
17674, Athens

LENDER

SIGNED by Kelina Kantzou	)
and	)	/s/ Kelina Kantzou
duly authorised attorneys-in-fact	)
for and on behalf of	)
UNICREDIT BANK AG	)
in the presence of:	)

Witness' signature:	)	/s/ Eliza Makri
Witness' name:	)	Eliza Makri
Witness' address:	)	348 Leoforos
Siggrou, Kalithea
17674, Athens